                                                                    EXHIBIT 32.2

                           CERTIFICATION OF PRESIDENT
     PURSUANT TO RULE 13A-14(B) OR RULE 15D-14(B) AND 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of The Meridian Resource Corporation (the "Company") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Michael J. Mayell, President of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2006


                                        /s/ Michael J. Mayell
                                        ----------------------------------------
                                        Michael J. Mayell
                                        President